UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 State Highway 121 Bypass, Building A, Suite 250 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 21, 2007, the Board of Directors of U.S. Home Systems, Inc. (the “Company”) amended Article VI of the Company’s Bylaws to make the Company eligible to participate in the NASDAQ Stock Market’s Direct Registration System. Effective January 1, 2008, companies listed on the NASDAQ Stock Market are required to be eligible to participate in the Direct Registration System administered by the Depository Trust Company. The Direct Registration System is a method of recording registered share ownership in book entry form without the need for physical paper certificates.

The text of the amended Article VI of the Company’s By-Laws is attached to this report as Exhibit 3.3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.3	Amendment to the Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 21st day of December, 2007 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
Chairman and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit
3.3	Amendment to the Bylaws of the Company.